Exhibit 10.10

AMENDMENT NO. 7 TO SALES AGENT AGREEMENT

This Amendment No. 7 To Sales Agent Agreement (“Amendment No. 7”) is made this 22nd day of September, 2005, between Cutera Inc. (“Cutera”) and PSS World Medical, Inc. (“PSS”).

WHEREAS, Cutera and PSS entered into that February 14, 2003 Sales Agent Agreement, and six related amendments, the last one being that November 10, 2004 Amendment No. 6 to Sales Agent Agreement (collectively, “Agreement”), and are hereby amending the Agreement as follows:

1. The first sentence of Section 1.4 is hereby deleted and replaced with the following:

“1.4 Products means Cutera’s CoolGlide CV-, CoolGlide Excel-, CoolGlide Vantage-, Solera Opus-, Solera Titan-, Xeo SA-, Xeo Rejuvenation-, Xeo Vantage-, Xeo Limited- and Full Xeo systems, and related Product Upgrades.”

2. Exhibit A is hereby deleted and replaced with the following:

“Product Pricing

For Products sold to PSS from November 1, 2005, the unit pricing will be as set forth below. All Product pricing information will be deemed Cutera’s Confidential Information.

Products	Unit Price
CoolGlide Platform
CoolGlide CV	$	[****	]
CoolGlide Excel	$	[****	]
CoolGlide Vantage	$	[****	]

Solera Platform
Solera Opus	$	[****	]
Solera Titan	$	[****	]

Xeo Platform*
A. Xeo SA – w/ IPL	$	[****	]
A1. Xeo SA – w/ Titan	$	[****	]
B. Xeo Rejuvenation – Xeo + FV, Genesis and IPL	$	[****	]
C. Xeo Vantage – Xeo + HR, FV, LV and Genesis	$	[****	]
D. Xeo Limited – Xeo + HR, Genesis and IPL	$	[****	]
E. Full Xeo – Xeo + HR, FV, LV, Genesis and IPL	$	[****	]

*	All Xeo products can include Titan for an additional $[****]

Upgrades	Unit Price
CV -> Excel	$	[****	]
CV -> Vantage	$	[****	]
CV -> Full Xeo	$	[****	]
Excel -> Vantage	$	[****	]
Excel -> Full Xeo	$	[****	]
Vantage -> Full Xeo	$	[****	]
Solera Opus -> Full Xeo	$	[****	]
Solera Titan -> Full Xeo	$	[****	]
Xeo SA w/ IPL -> Full Xeo	$	[****	]
Xeo SA w/ Titan -> Full Xeo	$	[****	]
Xeo Rejuvenation -> Full Xeo	$	[****	]
Xeo Vantage -> Full Xeo	$	[****	]
Xeo Limited -> Full Xeo	$	[****	]
Titan added to Full Xeo	$	[****	]
IPL added to system	$	[****	]
New IPL handpiece	$	[****	]
New Titan handpiece	$	[****	]

2. The capitalized terms that are used, but not defined, in this Amendment No. 7 shall have the same definitions provided in the Agreement. Except as expressly stated in this Amendment No. 7, the Agreement shall remain unmodified and in full force and effect.

Cutera, Inc.		PSS World Medical, Inc.

By:	/s/ Ronald J. Santilli	By:	/s/ Mark Steele
Printed:	Ronald J. Santilli	Printed:	Mark Steele
Its:	V.P. and CFO	Its:	V.P. Marketing

****	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.